                                                                     Exhibit 99

              DIRECTIONS TO AURORA HIGH SCHOOL FROM CLEVELAND AREA

                             109 WEST PIONEER TRAIL
                                  AURORA, OHIO

         I-271 South to Exit 27A: SR422-East (Warren)

         Continue on SR422 East for approximately 10 miles

         Exit SR422 at SR306 at the Bainbridge Road/Chagrin Road Exit

         Continue South on SR306 for approximately six miles, crossing Garfield Road (SR82) and Aurora Road (SR43)

         At West Pioneer Trail and SR 306 turn right (West). (The Church in Aurora is at corner)

         Continue approximately 1/2 mile on West Pioneer Trail past Fire Department

         Aurora High School is on left (South) side of road

         Enter high school using driveway in front of school

         Signs will be posted to show parking areas.

                                  DETACH CARD
--------------------------------------------------------------------------------

          [PARK-OHIO INDUSTRIES, INC. LOGO]        PROXY SOLICITED ON BEHALF OF THE
                                                          BOARD OF DIRECTORS

          James W. Wert and Kevin R. Greene or either of them, are hereby authorized, with full power of substitution, to represent and vote the Common Stock of the undersigned at the annual meeting of shareholders of Park-Ohio Industries, Inc. (the
          "Company") to be held at the Aurora High School Auditorium, 109 West Pioneer Trail, Aurora, Ohio, on May 28, 1998, and any
     P    and all adjournments, postponements or continuations thereof.

     R    IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER SPECIFIED BY THE
          SHAREHOLDER. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS
     O    PURSUANT TO THE PROXY STATEMENT AND FOR THE OTHER PROPOSALS INDICATED. IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS,
          UNLESS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED WILL GIVE THE PROXYHOLDERS DISCRETIONARY
     X    AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE SUCH
          NOMINEES AS THE PROXYHOLDERS DETERMINE.
     Y
          1. THE ELECTION OF DIRECTORS
                 FOR all nominees listed below  [ ]              WITHHOLD AUTHORITY  [ ]
                   (except as otherwise marked below)                 to vote for all nominees listed below
                 Lewis E. Hatch, Jr., Thomas E. McGinty, Lawrence O. Selhorst and Felix J. Tarorick

                 (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

          2. ADOPTION OF MERGER AGREEMENT AND APPROVAL OF REORGANIZATION         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN
          3. APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN                           [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

          4. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS
                                                                                 [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

          5. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
             MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF

                                                                                 (Continued and to be signed, on the reverse side)
                                                                                                ------------

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:____________________ , 1998

                                               ________________________________

                                               ________________________________
                                                         (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

              DIRECTIONS TO AURORA HIGH SCHOOL FROM CLEVELAND AREA

                             109 WEST PIONEER TRAIL
                                  AURORA, OHIO

         I-271 South to Exit 27A: SR422-East (Warren)

         Continue on SR422 East for approximately 10 miles

         Exit SR422 at SR306 at the Bainbridge Road/Chagrin Road Exit

         Continue South on SR306 for approximately six miles, crossing Garfield Road (SR82) and Aurora Road (SR43)

         At West Pioneer Trail and SR 306 turn right (West). (The Church in Aurora is at corner)

         Continue approximately 1/2 mile on West Pioneer Trail past Fire Department

         Aurora High School is on left (South) side of road

         Enter high school using driveway in front of school

         Signs will be posted to show parking areas.

                                  DETACH CARD
--------------------------------------------------------------------------------

          [PARK-OHIO INDUSTRIES, INC. LOGO]            CONFIDENTIAL VOTING INSTRUCTIONS
                                                          SOLICITED ON BEHALF OF THE
                                                              BOARD OF DIRECTORS


     V    To Key Trust Company of Ohio, N.A., Trustee of the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and
          Its Subsidiaries (the "Plan"): The undersigned, a participant in the Plan, hereby directs the Trustee to vote in person or
     O    by proxy (a) all common shares of Park-Ohio Industries, Inc. credited to the undersigned's account under the Plan on the record date ("allocated shares"); and (b) the proportionate number of common shares of Park-Ohio Industries, Inc.
     T    allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions ("non-directed shares") and as to which the undersigned is entitled to direct the voting in accordance with
     I    the Plan provisions. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the
     N    participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of
     G    the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any
     I    participant wishing to vote the nondirected shares differently from the allocated shares may do so by requesting a separate voting instruction card from the Trustee at (216) 689-3685.
     N    If this Confidential Voting Instruction Card is properly executed and returned, shares represented hereby will be voted in the manner specified by the participant.
     S
     T    1. THE ELECTION OF DIRECTORS
                 FOR all nominees listed below [ ]                                        WITHHOLD AUTHORITY [ ]
     R            (except as otherwise marked below)                                           to vote for all nominees listed below
     U           Lewis E. Hatch, Jr., Thomas E. McGinty, Lawrence O. Selhorst and Felix J. Tarorick

     C           (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
     T
          2. ADOPTION OF MERGER AGREEMENT AND APPROVAL OF REORGANIZATION                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     I
          3. APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN                                    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     O
          4. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     N
          5. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     S       MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF

                                                                              (Continued and to be signed, on the reverse side)
                                                                                             ------------

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:____________________ , 1998

                                               ________________________________

                                               ________________________________
                                                         (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.

              DIRECTIONS TO AURORA HIGH SCHOOL FROM CLEVELAND AREA

                             109 WEST PIONEER TRAIL
                                  AURORA, OHIO

         I-271 South to Exit 27A: SR422-East (Warren)

         Continue on SR422 East for approximately 10 miles

         Exit SR422 at SR306 at the Bainbridge Road/Chagrin Road Exit

         Continue South on SR306 for approximately six miles, crossing Garfield Road (SR82) and Aurora Road (SR43)

         At West Pioneer Trail and SR 306 turn right (West). (The Church in Aurora is at corner)

         Continue approximately 1/2 mile on West Pioneer Trail past Fire Department

         Aurora High School is on left (South) side of road

         Enter high school using driveway in front of school

         Signs will be posted to show parking areas.

                                  DETACH CARD
--------------------------------------------------------------------------------

          [PARK-OHIO INDUSTRIES, INC. LOGO]                      CONFIDENTIAL VOTING INSTRUCTIONS
                                                                    SOLICITED ON BEHALF OF THE
                                                                        BOARD OF DIRECTORS

     V
          Elizabeth A. Boris, Ronald J. Cozean, and James S. Walker, or any of them, Trustees of RB&W Corporation Employee Stock
     O    Ownership Plan (the "Plan"), are hereby authorized, with full power of substitution, to represent and vote the Common
          Stock of the undersigned Plan Participant at the annual meeting of shareholders of Park-Ohio Industries, Inc. (the
     T    "Company") to be held at the Aurora High School Auditorium, 109 West Pioneer Trail, Aurora, Ohio, on May 28, 1998, and any
          and all adjournments, postponements or continuations thereof.
     I
          IF THIS CONFIDENTIAL VOTING INSTRUCTION CARD IS PROPERLY EXECUTED AND RETURNED, SHARES REPRESENTED HEREBY WILL BE VOTED IN
     N    THE MANNER SPECIFIED BY THE PLAN PARTICIPANT. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE
          PERSONS NOMINATED AS DIRECTORS PURSUANT TO THE PROXY STATEMENT AND FOR THE OTHER PROPOSALS INDICATED. IN THE EVENT OF
     G    CUMULATIVE VOTING FOR DIRECTORS, UNLESS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED WILL GIVE
          THE TRUSTEES DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN
          FAVOR OF ANY ONE OR MORE SUCH NOMINEES AS THE TRUSTEES DETERMINE.

     I    1. THE ELECTION OF DIRECTORS
                 FOR all nominees listed below [ ]                                      WITHHOLD AUTHORITY [ ]
     N            (except as otherwise marked below)                                           to vote for all nominees listed below

     S           Lewis E. Hatch, Jr., Thomas E. McGinty, Lawrence O. Selhorst and Felix J. Tarorick

     T           (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)
     R
          2. ADOPTION OF MERGER AGREEMENT AND APPROVAL OF REORGANIZATION                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     U
          3. APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN                                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     C
          4. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
     T
          5. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     I       MEETING OR ANY ADJOURNMENT, POSTPONEMENT OR CONTINUATION THEREOF

     O                                                                       (Continued and to be signed, on the reverse side)
                                                                                            ------------
     N

     S

                                  DETACH CARD
--------------------------------------------------------------------------------

    Proxy No.            (Continued from reverse side)     Common Shares

          YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                               DATE:____________________ , 1998

                                               ________________________________

                                               ________________________________
                                                         (Sign here)

                                               NOTE: Please sign exactly
                                               as name appears hereon.
                                               Joint owners should each
                                               sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full
                                               title as such.